Exhibit 10.2

[Wells Fargo Letterhead]

May 14, 2007

Infotech USA, Inc.
7 Kingsbridge Road
Fairfield, New Jersey 07004

Attn: Mr. Robert Patterson

Re:	Consent to Satisfaction of Loan to Applied Digital Solutions, Inc.
(“ADS”)

Gentlemen:

We refer to: (a) that certain Credit and Security Agreement, dated as of June 29, 2004 (as amended, the “Credit Agreement”), among Infotech USA, Inc., a New Jersey corporation (“Borrower”), Infotech USA, Inc., a Delaware corporation (“Parent”), Information Technology Services, Inc. and Wells Fargo Bank, National Association, operating through its Wells Fargo Business Credit operating division (“Lender”); and (b) that certain Satisfaction of Loan Agreement, dated on our about the date hereof (the “Satisfaction Agreement”), between ADS and Parent. Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Credit Agreement.
Lender hereby consents to the consummation of the transactions contemplated by the Satisfaction Agreement, provided that: (a) the first $500,000 of cash proceeds received by Parent from the sale of any shares of stock of ADS shall be delivered to Lender and deposited in a Pledged Account as cash collateral securing the Obligations; (b) if any of the shares of stock of ADS received by Parent pursuant to the Satisfaction Agreement shall not have been sold by Parent by the 120th day after the date on which the legal opinion required under Section 6(b) of the Satisfaction Agreement shall have been delivered to the applicable transfer agent, then Parent shall pledge all of such shares of stock to Lender, pursuant to documentation that is in form and substance satisfactory to Lender, and deliver the related stock certificates to Lender; and (c) Borrower shall pay Lender a $5,000 fee for this consent, which fee shall be due, payable and earned on the date hereof.
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Mr. Robert Patterson
May 14, 2007

This letter shall become effective on the date it is executed by all of the parties below.
Very truly yours,

/s/ Sal Mutone
Sal Mutone

Agreed to by:

INFOTECH USA, INC.,
a New Jersey corporation

By:	/s/ Jonathan McKeage
Name:	Jonathan McKeage
Title:	President

INFOTECH USA, INC.,
a Delaware corporation

By:	/s/ Jonathan McKeage
Name:	Jonathan McKeage
Title:	President & CEO

INFORMATION TECHNOLOGY SERVICES, INC.

By:	/s/ Jonathan McKeage
Name:	Jonathan McKeage
Title:	President